Derivative Instruments	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments [Text Block]
13. DERIVATIVE INSTRUMENTS
We enter into financial derivative contracts to hedge a portion of our utility’s natural gas sales requirements. These contracts include swaps, options, and combinations of option contracts. We primarily use these derivative financial instruments to manage commodity price variability. A small portion of our derivative hedging strategy involves foreign currency exchange contracts.

We enter into these financial derivatives, up to prescribed limits, primarily to hedge price variability related to our physical gas supply contracts as well as to hedge spot purchases of natural gas. The foreign currency forward contracts are used to hedge the fluctuation in foreign currency exchange rates for pipeline demand charges paid in Canadian dollars.

In the normal course of business, we also enter into indexed-price physical forward natural gas commodity purchase contracts and options to meet the requirements of utility customers. These contracts qualify for regulatory deferral accounting treatment.

We also enter into exchange contracts related to the third-party asset management of our gas portfolio, some of which are derivatives that do not qualify for hedge accounting or regulatory deferral, but are subject to our regulatory sharing agreement. These derivatives are recognized in operating revenues, net of amounts shared with utility customers.

Notional Amounts
The following table presents the absolute notional amounts related to open positions on our derivative instruments:

	At December 31,
In thousands	2017	2016
Natural gas (in therms):
Financial	429,100	477,430
Physical	520,268	535,450
Foreign exchange	$7,669	$7,497

Purchased Gas Adjustment (PGA)
Derivatives entered into by the utility for the procurement or hedging of natural gas for future gas years generally receive regulatory deferral accounting treatment. In general, our commodity hedging for the current gas year is completed prior to the start of the gas year, and hedge prices are reflected in our weighted-average cost of gas in the PGA filing. Hedge contracts entered into after the start of the PGA period are subject to our PGA incentive sharing mechanism in Oregon. We entered the 2017-18 and 2016-17 gas year with our forecasted sales volumes hedged at 49% and 48% in financial swap and option contracts, and 26% and 27% in physical gas supplies, respectively. Hedge contracts entered into prior to our PGA filing, in September 2017, were included in the PGA for the 2017-18 gas year. Hedge contracts entered into after our PGA filing, and related to subsequent gas years, may be included in future PGA filings and qualify for regulatory deferral.

Unrealized and Realized Gain/Loss
The following table reflects the income statement presentation for the unrealized gains and losses from our derivative instruments:

	December 31, 2017		December 31, 2016
In thousands	Natural gas commodity	Foreign exchange	Natural gas commodity	Foreign exchange
Benefit (expense) to cost of gas	$(26,000)	$107	$22,746	$(130)
Operating revenues	(1,021)	—	995	—

Amounts deferred to regulatory accounts on balance sheet	26,665	(107)	(23,394)	130
Total gain (loss) in pre-tax earnings	$(356)	$—	$347	$—

UNREALIZED GAIN/LOSS. Outstanding derivative instruments related to regulated utility operations are deferred in accordance with regulatory accounting standards. The cost of foreign currency forward and natural gas derivative contracts are recognized immediately in the cost of gas; however, costs above or below the amount embedded in the current year PGA are subject to a regulatory deferral tariff and therefore, are recorded as a regulatory asset or liability.

REALIZED GAIN/LOSS. We realized net losses of $7.8 million and $26.9 million for the years ended December 31, 2017 and 2016, respectively, from the settlement of natural gas financial derivative contracts. Realized gains and losses are recorded in cost of gas, deferred through our regulatory accounts, and amortized through customer rates in the following year.

Credit Risk Management of Financial Derivatives Instruments
No collateral was posted with or by our counterparties as of December 31, 2017 or 2016. We attempt to minimize the potential exposure to collateral calls by counterparties to manage our liquidity risk. Counterparties generally allow a certain credit limit threshold before requiring us to post collateral against loss positions. Given our counterparty credit limits and portfolio diversification, we were not subject to collateral calls in 2017 or 2016. Our collateral call exposure is set forth under credit support agreements, which generally contain credit limits. We could also be subject to collateral call exposure where we have agreed to provide adequate assurance, which is not specific as to the amount of credit limit allowed, but could potentially require additional collateral in the event of a material adverse change.

Based on current commodity financial swap and option contracts outstanding, which reflect unrealized losses of $22.3 million at December 31, 2017, we have estimated the level of collateral demands, with and without potential adequate assurance calls, using current gas prices and various credit downgrade rating scenarios for NW Natural as follows:

		Credit Rating Downgrade Scenarios
In thousands	(Current Ratings) A+/A3	BBB+/Baa1	BBB/Baa2	BBB-/Baa3	Specul-ative
With Adequate Assurance Calls	$—	$—	$—	$(5,428)	$(15,422)
Without Adequate Assurance Calls	—	—	—	(5,428)	(11,594)

Our financial derivative instruments are subject to master netting arrangements; however, they are presented on a gross basis in our consolidated balance sheets. We and our counterparties have the ability to set-off obligations to each other under specified circumstances. Such circumstances may include a defaulting party, a credit change due to a merger affecting either party, or any other termination event.

If netted by counterparty, our derivative position would result in an asset of $2.9 million and a liability of $23.3 million as of December 31, 2017. As of December 31, 2016, our derivative position would have resulted in an asset of $18.8 million and a liability of $0.7 million.

We are exposed to derivative credit and liquidity risk primarily through securing fixed price natural gas commodity swaps to hedge the risk of price increases for our natural gas purchases made on behalf of customers. We utilize master netting arrangements through International Swaps and Derivatives Association contracts to minimize this risk along with collateral support agreements with counterparties based on their credit ratings. In certain cases, we require guarantees or letters of credit from counterparties to meet our minimum credit requirement standards.

Our financial derivatives policy requires counterparties to have a certain investment-grade credit rating at the time the derivative instrument is entered into, and the policy specifies limits on the contract amount and duration based on each counterparty’s credit rating. We do not speculate with derivatives; instead, we use derivatives to hedge our exposure above risk tolerance limits. Any increase in market risk created by the use of derivatives should be offset by the exposures they modify.

We actively monitor our derivative credit exposure and place counterparties on hold for trading purposes or require other forms of credit assurance, such as letters of credit, cash collateral, or guarantees as circumstances warrant. Our ongoing assessment of counterparty credit risk includes consideration of credit ratings, credit default swap spreads, bond market credit spreads, financial condition, government actions, and market news. We use a Monte-Carlo simulation model to estimate the change in credit and liquidity risk from the volatility of natural gas prices. The results of the model are used to establish earnings-at-risk trading limits. Our credit risk for all outstanding financial derivatives at December 31, 2017 extends to March 2020.

We could become materially exposed to credit risk with one or more of our counterparties if natural gas prices experience a significant increase. If a counterparty were to become insolvent or fail to perform on its obligations, we could suffer a material loss; however, we would expect such a loss to be eligible for regulatory deferral and rate recovery, subject to a prudence review. All of our existing counterparties currently have investment-grade credit ratings.

Fair Value
In accordance with fair value accounting, we include non-performance risk in calculating fair value adjustments. This includes a credit risk adjustment based on the credit spreads of our counterparties when we are in an unrealized gain position, or on our own credit spread when we are in an unrealized loss position. The inputs in our valuation models include natural gas futures, volatility, credit default swap spreads, and interest rates. Additionally, our assessment of non-performance risk is generally derived from the credit default swap market and from bond market credit spreads. The impact of the credit risk adjustments for all outstanding derivatives was immaterial to the fair value calculation at December 31, 2017. As of December 31, 2017 and 2016, the net fair value was a liability of $20.3 million and an asset of $18.1 million, respectively, using significant other observable, or Level 2, inputs. No Level 3 inputs were used in our derivative valuations, and there were no transfers between Level 1 or Level 2 during the years ended December 31, 2017 and 2016.